Exhibit 10(v)(1)

WORK ORDER ONE

TO

THE MARKETING AGREEMENT

WITH CONSECO MARKETING, LLC,

(WASHINGTON NATIONAL INSURANCE COMPANY) (15)

1.

Effective Date of Work Order

This Work Order is executed pursuant to Section 2.1 of the Marketing  Agreement between Legacy Marketing Group (“Legacy”) and Conseco Marketing, LLC (“Conseco”).

This Work Order will be effective as of May 1, 2006.

2.

Product

Upon execution of this Work Order by Legacy and Conseco, the RewardMark Series flexible premium deferred annuities,

RewardMark

Form No. WNIC-PEIA-1205-0

RewardMark 4%

Form No. WNIC-PEIA-1205-4

RewardMark 8%

Form No. WNIC-PEIA-1205-8

as described in the Product Specifications attached to this Work Order No. 1, as Exhibit A, to be issued by Conseco affiliate, Washington National Insurance Company (“WNIC”), will be Proprietary Products and will be placed on the Proprietary Products List, as provided in Section 2.2 of the Marketing Agreement.

3.

Marketing Allowance and Commissions

The marketing allowance and commissions for each RewardMark Series flexible premium deferred annuity will be as described in Exhibit A, except for changes to the marketing allowance as provided in Section 4 of this Work Order.

4.

Changes to Marketing Allowance

The provisions of Exhibit A for the marketing allowance are amended as follows:

A.

For RewardMark 8% (Form No. WNIC-PEIA-1205-8) sold from May 1, 2006 through July 31, 2006, (the “Promotional Period”), the *% reduction in the marketing allowance, as referenced on page 42 of Exhibit A, is eliminated.

B.

The marketing allowance payable to Legacy for sales of all RewardMark Series policies (and for any other products for which future work orders are executed)

*Confidential information omitted and filed separately with the SEC.

will be reduced by * basis points (*) until total new annualized premium (NAP) from sales of all Conseco policies by Legacy reaches $*.

C.

If NAP from sales of Conseco products by Legacy falls below $* for any * consecutive calendar months starting with August 2006, the parties will mutually agree to further reduce the marketing allowance on future sales of Conseco products.

LEGACY MARKETING GROUP

CONSECO MARKETING, LLC

By: /s/ R. Preston Pitts

By: /s/ Michael J. Dubes

Title: President

Title: President

Date: June 26, 2006

Date: June 26, 2006

*Confidential information omitted and filed separately with the SEC.

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